                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                       3CI COMPLETE COMPLIANCE CORPORATION
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)      Title of each class of securities to which transaction applies:
                 NOT APPLICABLE

         2)      Aggregate number of securities to which transaction applies:
                 NOT APPLICABLE

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: NOT APPLICABLE

         4)      Proposed maximum aggregate value of transaction: NOT APPLICABLE

         5)      Total fee paid: NOT APPLICABLE

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid: NOT APPLICABLE

         2)      Form, Schedule or Registration Statement No.:    NOT APPLICABLE

         3)      Filing Party: NOT APPLICABLE

         4)      Date Filed: NOT APPLICABLE

                       3CI COMPLETE COMPLIANCE CORPORATION
                        1517 W NORTH CARRIER PARKWAY #104
                           GRAND PRAIRIE, TEXAS 75050
                                 (972) 375-0006


                                                                   June 28, 2002


Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of 3CI Complete Compliance Corporation (the "Company") to be held at the Hawthorn Suites, 975 N. Lakeview Parkway, Meeting Room 1, Vernon Hills, Illinois, at 8:00 a.m. central standard time on Friday, August 16, 2002.

         Matters to be considered and acted upon by the stockholders include the election of seven directors and such other matters as may properly come before the meeting. These matters and the procedures for voting your shares are discussed in the accompanying Notice of Annual Meeting and Proxy Statement.

         The directors urge each stockholder, whether or not intending to attend the meeting in person, to execute the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not prevent a stockholder from voting in person at the meeting.

                                       Sincerely,




                                       Jack W. Schuler
                                       Chairman of the Board

================================================================================


                       3CI COMPLETE COMPLIANCE CORPORATION

                        1517 W North Carrier Parkway #104
                         Grand Prairie, Texas 75050-1288
                                 (972) 375-0006

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON AUGUST 16, 2002



       The annual meeting of stockholders of 3CI Complete Compliance Corporation, a Delaware corporation (the "Company"), will be held at 8:00 a.m., central standard time, on August 16, 2002, at the Hawthorn Suites, 975 N. Lakeview Parkway, Meeting Room 1, Vernon Hills, Illinois, for the following purposes:

       1. To elect a board of seven directors to serve until the 2003 annual meeting; and

       2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

       The board of directors has fixed the close of business on July 1, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only those stockholders of record on that date will be entitled to notice of and to vote at the meeting.

       A complete list of the stockholders entitled to vote at the meeting will be open for inspection at the Company's offices during normal business hours by any holder of common stock, for any purpose related to the meeting, for a period of ten days before the meeting.

       Your participation in the Company's affairs is important. To insure your representation, whether or not you expect to be present at the meeting, please sign and date the enclosed proxy and return it promptly in the enclosed postage prepaid envelope that has been provided for your convenience. Stockholders who attend the meeting may revoke their proxies and vote in person if they so desire.

                                       By Order of the Board of Directors




                                       John R. Weaver
                                       Chief Financial Officer

June 27, 2002


================================================================================

                       3CI COMPLETE COMPLIANCE CORPORATION

                        1517 W North Carrier Parkway #104
                           Grand Prairie, Texas 75050
                                 (972) 375-0006

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 16, 2002


       This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of 3CI Complete Compliance Corporation (the "Company") for use at the Company's annual meeting of stockholders to be held at the Hawthorn Suites, 975 N. Lakeview Parkway, Meeting Room 1, Vernon Hills, Illinois 60061, at 8:00 a.m. central standard time on Friday, August 16, 2002, and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to the Company's stockholders on or about June 30, 2002.

       The Company will bear all costs of solicitation of proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

REVOCABILITY OF PROXIES

       Any stockholder giving a proxy has the power to revoke it at any time before it is exercised, by delivering to the secretary of the Company at its principal executive offices located at 1517 W North Carrier Parkway #104, Grand Prairie, Texas 75050, a written notice of revocation or another duly executed proxy bearing a later date. A stockholder also may revoke his or her proxy by attending the meeting and voting in person. Attendance at the meeting will not in and of itself constitute a revocation of a proxy.

RECORD DATE, VOTING AND SHARE OWNERSHIP

       Only holders of record of the Company's common stock, par value $.01 per share at the close of business on July 1, 2002 (the "Record Date") are entitled to notice of and to vote at the meeting and at any adjournments thereof. Each share of common stock is entitled to one vote. On the Record Date, there were 9,198,325 shares of common stock outstanding and entitled to vote.

       The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast will constitute a quorum for the transaction of business at the meeting. A proxy, if received in time for voting and not revoked, will be voted at the meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be voted "for" the election of the nominees for directors listed herein. A stockholder marking the proxy "Abstain" will not be counted as voting in favor of or against the particular proposals from which the stockholder has elected to abstain. If a quorum exists, a proposal can be adopted by an affirmative vote of (i) in the case of directors, a plurality of the votes cast and (ii) in the case of any other matter as may properly come before the annual meeting, a majority of the votes cast.

       Votes cast at the meeting will be tabulated by a duly appointed inspector of election. The inspector will treat shares represented by a properly signed and returned proxy as present at the meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspector will treat shares represented by "broker non-votes" as present for purposes of determining a quorum, although such shares will not be voted on any matter for which the record holder of such shares lacks authority to act. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners of persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity; and (iii) the record holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter. There are no cumulative voting rights for the election of directors.

                              ELECTION OF DIRECTORS

NOMINEES

       At the meeting, seven nominees are to be elected to the Company's board of directors, each director to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. Unless your proxy specifies otherwise or withholds authority to vote for one or more nominees named on the proxy and described below, the shares represented by your proxy will be voted for the election of the seven nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the board, or the board may be reduced accordingly. The board is unaware of any circumstances likely to render any nominee unavailable.

       Certain information with respect to the nominees is set forth below:

                                                                                              COMMON STOCK
                                                                                          BENEFICIALLY OWNED(1)
                                                                                         ------------------------
                                                                           DIRECTOR                    PERCENT
NAME                                      POSITION                AGE       SINCE        SHARES      OF CLASS (2)
---------------------------         ---------------------         ---      --------      ------      ------------
Jack W. Schuler                     Chairman of the Board          60        1998          --             *
Otley L. Smith III                  Director, President            53        2000        35,000           *
Mark C. Miller                      Director                       45        1998          --             *
Frank J.M. ten Brink (3)            Director                       46        1998          --             *
Anthony J. Tomasello (4)            Director                       55        1998          --             *
David J. Schoonmaker (3)(4)         Director                       57        1998        97,000         1.0%
Robert M. Waller (3)(4)             Director                       57        1999        50,000           *

---------------
* Less than one percent.

(1) Includes all shares with respect to which each person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or direct voting of such shares, or to dispose or direct the disposition of such shares.
(2) Based on 9,198,325 shares of common stock outstanding at April 11, 2001, plus for each beneficial owner, those number of shares underlying options or warrants excersiable within 60 days of the meeting held by such director.
(3)    Member of audit committee.
(4)    Member of compensation committee.


       Jack W. Schuler has served as a director of the Company since October 1998. Mr. Schuler has served as chairman of the board of directors of Stericycle, Inc. ("Stericycle") since January 1990. Stericycle owns 100% of the capital stock of Waste Systems, Inc. ("WSI"), which is the Company's majority stockholder. From January 1987 to August 1989, Mr. Schuler served as president and chief operating officer of Abbott Laboratories, where he served as a director from April 1985 to August 1989. Mr. Schuler serves as chairman of the board of directors of Ventana Medical Systems, Inc., and as a director of Chiron Corporation and Medtronic, Inc. He is a co-founder of Crabtree Partners LLC, a private investment firm formed in June 1995. Mr. Schuler received a B.S. in mechanical engineering from Tufts University and an M.B.A. from the Stanford University Graduate School of Business Administration.

       Otley L. Smith III has served as president and as a director of the Company since June 2000. From 1998 until 2000, he served as a consultant to the medical waste industry. In 1986, he founded Med-Compliance Services, Inc. and served as President until 1998. In 1995, he founded Technology 2100, Inc. and managed the development of a new medical waste treatment technology that was approved for use by the U.S. EPA (FIFRA) and several states. For the past ten years Mr. Smith has served as the industry representative in public sector initiatives to standardize medical waste management regulations in several southwestern states.

       Mark C. Miller has served as a director of the Company since October 1998. Mr. Miller has served as Stericycle's president and chief executive officer and a director since May 1992. From May 1989 until he joined Stericycle, Mr. Miller served as vice president for Pacific Asia and Africa in the International Division of Abbott Laboratories, which he joined in 1976, and where he held several management and marketing positions. He is a director of Affiliated Research Centers, Inc., which provides clinical research for pharmaceutical companies, and is a director of Lake Forest Hospital. Mr. Miller received a B.S. in computer science from Purdue University.

       Frank J.M. ten Brink has served as a director of the Company since October 1998. Mr. Ten Brink has served as Stericycle's vice president, finance and chief financial officer since June 1997. From 1991 until 1996, he served as chief financial officer of Hexacomb Corporation, and from 1996 until joining Stericycle, he served as chief financial officer of Telular Corporation. Before 1991, Mr. ten Brink held various financial management positions with Interlake Corporation and Continental Bank of Illinois. He received a B.B.A. in international business and an M.B.A. in finance from the University of Oregon.

       Anthony J. Tomasello has served as a director of the Company since October 1998. Mr. Tomasello has served as Stericycle's vice president, operations, since August 1990. For eight years before joining Stericycle, Mr. Tomasello was president and chief operating officer of Pi Enterprises and Orbital Systems, companies providing process and automation services. Mr. Tomasello received a B.S. in mechanical engineering from the University of Pittsburgh.

       David J. Schoonmaker has served as a director of the Company since February 1998. Mr. Schoonmaker has served as president and chief executive officer of RxThermal, Inc., a company that permits, designs, builds, and operates medical waste treatment facilities, since 1989. Mr. Schoonmaker also has been president of BMWNC, Inc. a commercial incinerator of medical waste, since 1995. Mr. Schoonmaker received a B.S. in chemistry from the University of California and an M.B.A. from California State College.

       Robert M. Waller has served as a director of the Company since April 1999. Mr. Waller has served as president of RMW Logistics, since 1994. From 1992 until 1994 Mr. Waller served as chief operating officer of DSC Logistics. Mr. Waller received a B.S. degree in business administration from Northwestern University and a M.B.A from Lake Forest Graduate School of Management.

REQUIRED VOTE

       The seven nominees for election as directors who receive the greatest number of votes will be elected as directors. The board of directors recommends that the stockholders vote for the election of each of the nominees listed above. WSI, which owns 65.6% of our common stock, intends to vote its shares in favor of the nominees listed above. Therefore, the election of directors is assured.

BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION

       Our business is managed by and under the direction of the board of directors and its committees. The board establishes corporate policies, approves major business decisions and monitors the performance of our management. Our full-time officers and executive employees perform our day-today management functions and operating activities. The board met four times during fiscal 2001 and all directors attended 75% or more of the meetings with the exception of Mr. Schuler who was in attendance at 25% of the meetings.

       AUDIT COMMITTEE The functions of the audit committee include meeting with independent auditors annually to review financial results, audited financial statements, internal financial controls and procedures and audit plans and recommendations. The audit committee also recommends the selection, retention or termination of our independent accountants, approves services provided by the independent public accountants before those services, and evaluates the possible effect the performance of those services will have on the accountants' independence. The board of directors has adopted a written charter for the audit committee effective January 22, 2001, a copy of which was attached to the Company's proxy statement filed with the Securities and Exchange Commission on April 2, 2001. The audit committee met three times during the fiscal year and is currently composed of Messrs. ten Brink, Schoonmaker and Waller. All members of the audit committee are independent in accordance with the existing requirements of sections 303.01 (B) (2)(a) and (3) of NYSE's listing standards.

       COMPENSATION COMMITTEE The compensation committee recommends to the board of directors the compensation for our executive officers, administers and makes awards under our compensation plans, and monitors and makes recommendations with respect to our various employee benefits plans. The compensation committee met once during the fiscal year ended September 30, 2001 and is currently composed of Messrs. Schoonmaker, Waller, and Tomasello.

DIRECTOR COMPENSATION

       Directors who are officers or employees of the Company, or who are affiliated with Stericycle, receive no additional compensation for their services as members of the board. During the fiscal year ended September 30, 2001, Mr. Schoonmaker and Mr. Waller, the Company's only independent directors, each were paid $2,000 plus expenses for each board of directors meeting they attended, and were also paid $500 for each telephonic board meeting in which they participated.

EXECUTIVE OFFICERS

       The following is a list of the executive officers of the Company, their ages, positions and offices with the Company, and periods during which they have served in such positions and offices:

NAME                       AGE               POSITION              OFFICER SINCE
------------------         ---         -----------------------     -------------
Otley L. Smith III         53          President and director          2000
John R. Weaver             37          Chief Financial Officer         2001

       The Company's executive officers serve at the pleasure of the board and are subject to annual appointment by the board. There are no arrangements or understandings with respect to the selection of officers and directors and there are no family relationships between any of such persons.

       John R. Weaver has served as Chief Financial Officer of the Company since July 2001. Mr. Weaver was Controller for the Company from February 1999 to July 2001. Mr. Weaver also was Assistant Controller and Controller for the Company from 1994 to 1997. Mr. Weaver served as Accounting Manager for Cellxion, Inc. from November 1997 until February 1999. Mr. Weaver also worked as an accountant for the Federal Deposit Insurance Corporation from 1988 until 1994. Mr. Weaver received a B.S. degree in Finance from Louisiana Tech University.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth as of June 27, 2002 the number of shares of common stock beneficially owned by each (i) director (ii) executive officer,
(iii) 5% beneficial owners and (iv) all Directors 5% beneficial owners and executive officers of the Company as a group. Except as noted below, each holder has sole voting and investment power with respect to all shares of common stock listed as owned by such person.

                                                 NUMBER OF         PERCENTAGE OF
NAME BENEFICIAL OWNER                            SHARES(1)             CLASS
----------------------                           ---------         -------------
Waste Systems, Inc.(2)........................  13,747,570            77.1%
28161 N. Keith Drive
Lake Forest, IL 60045

Stericycle, Inc (2)............................    932,770            10.1%
28161 N. Keith Drive
Lake Forest, IL 60045

Jack W. Schuler...............................         _                 _
1517 W. North Carrier Pkwy
Grand Prairie, Texas 75050

Otley L. Smith (3)............................      35,000               _
1517 W. North Carrier Pkwy
Grand Prairie, Texas 75050

Mark C. Miller................................         _                 _
1517 W. North Carrier Pkwy
Grand Prairie, Texas 75050

Frank J.M. ten Brink..........................         _                 _
1517 W. North Carrier Pkwy
Grand Prairie, Texas 75050

David Schoonmaker (4).........................      97,000             1.0%
1517 W. North Carrier Pkwy
Grand Prairie, Texas 75050

Anthony Tomasello.............................         _                 _
1517 W. North Carrier Pkwy
Grand Prairie, Texas 75050

Robert M. Waller (5)..........................      50,000               _
1517 W. North Carrier Pkwy
Grand Prairie, Texas 75050

John R. Weaver................................         750               -
1517 W.  North Carrier Pkwy
Grand Prairie, Texas 75050

All Directors and executive officers as a
  group (7 persons)                                182,000             2.0%

---------------
(1) Includes all shares of common stock with respect to which each director directly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or direct voting of such shares or to dispose or direct the disposition of such shares. Including shares that may be purchased under stock options within 60 days.

(2) A Schedule 13D dated October 14, 1998 reflects that WSI is the beneficial owner of 5,104,448 shares of common stock. Such Schedule 13D reflects that Stericycle, Inc owns 100% of WSI. Assumes the conversion of 7,750,000 shares of preferred stock owned by WSI into 7,750,000 shares of common stock and the exercise of 893,122 warrants. Additionally, a schedule 13D filed May 1, 2002 reflects that Stericycle, Inc. owns 932,770 shares. Including these shares held directly by Stericycle, Inc., and those held through WSI, and assuming conversion of preferred stock and exercise of warrants, Stericycle, Inc. owns 82.3%. Without assumed conversion of preferred shares and exercise of warrants Stericycle directly and through WSI owns 65.6%.

(3)  Includes 25,000 shares issuable upon the exercise of vested options.

(4)  Includes 80,000 shares issuable upon the exercise of vested options.

(5)  Includes 50,000 shares issuable upon the exercise of vested options.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to the cash compensation awarded to, earned by or paid to the Company's executive officers for the fiscal years ended September 30, 2001, and September 30, 2000. No other named executive officer received bonus and salary which exceeded $100,000 in 2001 or 2000.

                                                   ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                              ------------------------------   -----------------------------------
                                                                                       AWARDS              PAYOUTS
                                                                               -----------------------     -------
                                                                      Other                 Securities
                                                                     Annual    Restricted   Underlying                 All Other
                                                                     Compen-      Stock      Options/        LTIP       Compen-
                                               Salary     Bonus      sation      Award(s)      SARs        Payouts      sation
Name and Principal Position           Year      ($)        ($)        ($)          ($)         (#)           ($)         ($)
----------------------------------    ----    --------    -----      -------   ----------   ----------     -------     ---------
Otley L. Smith, III, President (1)    2001    $125,000      -          -            -       75,000 (2)        -           -

                                      2000    $ 50,000      -          -            -          -              -           -

John R. Weaver (3)                    2001    $ 58,000      -          -            -          -              -           -

(1) On June 6, 2000 Otley L. Smith was appointed as president of the Company. The salary for 2000 represents a partial year.

(2) On June 8, 2000 Mr. Smith received an option to purchase 75,000 shares of common stock at $0.33 per share which vest in annual increments of 25,000 shares on June 8 of each year for three years commencing in 2001.

(3) John R. Weaver was appointed as the Company's Chief Financial Officer on July 11, 2001 at which time his annual compensation was adjusted to $65,000.

OPTION GRANTS IN LAST FISCAL YEAR

       There were no options granted during the fiscal year ended September 30, 2001.

2001 OPTION EXERCISES AND YEAR-END OPTION VALUES

       The following table provides certain information regarding unexercised options to purchase shares of common stock granted by the Company to the named executives during the fiscal year ended September 30, 2001. No executives exercised any common stock options during fiscal 2001.

                                                                               VALUE OF UNEXERCISED
                             NUMBER OF UNEXERCISED OPTIONS AT                IN-THE-MONEY OPTIONS AT
NAME                                SEPTEMBER 30, 2001                        SEPTEMBER 30, 2001 (1)
                             --------------------------------           ---------------------------------
                             Exercisable        Unexercisable           Exercisable         Unexercisable
                             -----------        -------------           -----------         -------------
Otley L. Smith, III            31,250               43,750                   -                    -

---------------
(1) The exercise price per share exceeded the closing price of a share of common stock on September 30, 2001, and accordingly, none of Mr. Smith's stock options were in the money at fiscal year end.


EMPLOYMENT AGREEMENTS

       On June 6, 2000, we entered into a letter agreement with Mr. Smith outlining the general terms of his employment as our president. He is eligible for a bonus of $40,000 based on criteria mutually agreed upon based on the improvement of earnings and cash flow. Mr. Smith did not receive a bonus in fiscal 2001. In addition, on June 8, 2000 Mr. Smith was granted options to purchase 75,000 shares of our common stock, 25,000 of which vested on June 8, 2001, the remaining 50,000 of which will vest in equal monthly amounts over the next two years through June 2003. The exercise price of the options is $0.33 which was the closing price of our stock on June 8, 2000. Mr Smith also received reimbursement of expenses for vehicle and lodging and participates in our medical benefits program. In addition, Mr. Smith is subject to a non-competition agreement which limits his ability to compete with us in the medical waste disposal business for two years following the termination of Mr. Smith's employment by us.

       Other than as set forth above, there are no compensatory plans or arrangement with respect to any individual named in the Summary Compensation Table above or otherwise which would result from the resignation, retirement or other termination of such individual's employment with the Company or a change in control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       Our Board has a compensation committee. None of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Board or served as a director of another entity, one of whose executive officers served on our Board.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

       The compensation committee is responsible for establishing the Company's compensation philosophy and policies, setting the terms of and administering its option plans, reviewing and approving employment contracts and salary recommendations for executive officers and setting the compensation for the chief executive officer. The Company's overall compensation philosophy is to align the financial interests of management with those of the Company's stockholders, taking into account the our expectations for growth and profitability, the necessity to attract and retain the best possible executive talent and to reward its executives commensurate with their ability to enhance stockholder value. Accordingly, employment arrangements with the executive officers approved by the compensation committee provide for compensation consisting of base salary, stock options and other stock-based awards. The employment arrangements with the Company's executive officers also allow for significant bonuses based upon achieving certain earnings goals and the attainment of individual qualitative goals relating to the employee's position and responsibilities. The compensation committee believes that providing executives with opportunities to acquire significant stakes in the Company's growth and prosperity through grants of stock options and other incentive awards will enable the Company to attract and retain executives with the outstanding managerial abilities essential to the Company's success, motivate these executives to perform to their full potential and enhance stockholder value.

       Mr. Smith's fiscal year 2001 compensation as chief executive officer was based on the compensation structure set forth in the letter agreement we entered into with Mr. Smith in June 2000. That employment agreement provides for a base salary of $125,000 and incentive bonuses based on our financial performance. In addition, as a further incentive, Mr. Smith was granted options to purchase 75,000 shares of our common stock at an exercise price of $0.33 per share, which was the closing sale price of our common stock on the date the options were granted. The options vest over a three-year period in order to align Mr. Smith's interest with improving our performance and improving the trading price of our common stock. The terms of Mr. Smith's employment were determined after consideration and analysis of, among other things, our performance history and the relationship of our performance to internal projections and targets; average cash and other compensation and equity positions of chief executive officers of selected companies deemed by the compensation committee to be comparable; and Mr. Smith's central role in our operating results.

       The compensation committee believes that its current policies have been and will continue to be successful in aligning the financial interests of executive officers with those of the Company's stockholders and the Company's performance. Nevertheless, the compensation committee intends to continue to review whether and how to modify its policies to further link executive compensation with both individual and our performance.

                                             David J. Schoonmaker
                                             Anthony J. Tomasello
                                             Robert M. Waller

                             AUDIT COMMITTEE REPORT

       The audit committee is composed of the three directors all of which are independent in accordance with the existing requirements of sections 303.01(B)
(2)(a) and (3) of NYSE's listing requirements, and whose signatures appear below. The audit committee operates under a written charter adopted by the board of directors on January 22, 2001, in accordance with applicable rules of the Securities and Exchange Commission. A copy of that charter is attached to this proxy statement as Exhibit A. The audit committee's general role is to assist the board of directors in overseeing our financial reporting process and related matters. Our independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements. The audit committee's responsibility is to monitor and oversee that process. The audit committee also recommends to the board of directors the selection of our independent accountants.

       The audit committee has reviewed and discussed with management our financial statements as of and for the fiscal year ended September 30, 2001. The audit committee has discussed with the independent public accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants. Additionally, the audit committee has received the written disclosures and a letter from our independent accountants, Ernst & Young, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with Ernst & Young, LLP the issue of its independence from us.

       Based on its review of the audited financial statements and the various discussions noted above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10K for the fiscal year ended September 30, 2001.

AUDIT FEES. The aggregate fees billed by Ernst & Young, LLP for professional services rendered in connection with their audit of our financial statements included in our Annual Report on Form 10-K for our fiscal year ended September 30, 2001, and their review of our interim financial statements included in our Quarterly Reports on Form 10-Q during the year were $123,223.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. We did not engage Ernst & Young LLP to provide any professional services during 2001 in connection with financial systems design or implementation.

ALL OTHER FEES. We did not engage Ernst & Young to provide any other professional services during 2001.

This report is submitted by the members of the audit committee as of April 30, 2002.

                                             Frank J. M. ten Brink
                                             David J. Schoonmaker
                                             Robert M. Waller


COMMON STOCK PERFORMANCE GRAPH

       The following performance graph compares the performance of the common stock to the S&P 500 Stock Index and to a Peer Group of other public companies. The information was provided by the Center for Research in Security Prices
(CRSP) of The University of Chicago Graduate School of Business. The Peer Group Index is comprised of New York Stock Exchange, American Stock Exchange and Nasdaq-listed companies having the standard industry classification codes 4950-4959. The graph assumes that the value of the investment in the common stock and each Index was 100 at September 30, 1997, and that all dividends were reinvested.

                Comparison of Five-Year Cumulative Total Returns
                             Performance Graph for
                      3CI Complete Compliance Corporation


                              [PERFORMANCE GRAPH]

CRSP Total Returns Index for:            09/1996   09/1997  09/1998  09/1999  09/2000  09/2001
-----------------------------            -------   -------  -------  -------  -------  -------
3CI Complete Compliance Corporation....   100.0      61.9    100.0     28.6     34.5     19.8
S&P 500 Stocks.........................   100.0     140.6    153.9    196.4    223.5    163.9
NYSE/AMEX/NASDAQ Stocks
  (SIC 4950-4959 US Comp)..............   100.0     121.8     96.5     55.3     46.4     63.8
  Sanitary Services

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Mr. Schuler is the chairman of the board of Stericycle, which on September 30, 1998, acquired 100% of the common stock of WSI for $10 million (the "Transaction"). As a result of the Transaction, WSI became a wholly owned subsidiary of Stericycle. WSI owns 55.5% or 5,104,448 shares of the Company's common stock and 100% of the Company's outstanding preferred stock, consisting of 7,000,000 shares of Series B preferred stock and 750,000 shares of Series C preferred stock . The preferred shares are convertible into 7,750,000 shares of common stock, which if converted, would increase WSI's ownership percentage to 75.8% as of September 30, 2001.

       The Company was indebted to WSI in the form of a promissory note in the principal amount of $4,829,378 as of September 30, 2001. The note had been extended from its original due date in 1998 and was made by WSI to the Company for working capital and cash flow needs.

       In June 1999, the Company established a master lease agreement in the amount of $3,000,000 with LaSalle National Leasing Corporation. Of the total, $2,000,000 is to be utilized for the leasing of transportation equipment of which $179,659 and $276,825 had been utilized at September 30, 2001 and 2000 respectively, and $1,000,000 for the financing of equipment, of which $398,851 and $521,416 had been utilized at September 30, 2001 and 2000 respectively. This agreement is guaranteed by Stericycle, Inc. which owns 100% of WSI.

INDEPENDENT PUBLIC ACCOUNTANTS

       The board appointed the certified public accounting firm of Ernst & Young, LLP to examine the Company's financial statements for the fiscal year ending September 30, 2001. Ernst & Young, LLP has served as the Company's independent auditors since September 10, 1999.

       Before engaging Ernst & Young, LLP, the Company had not consulted with that firm in any matter regarding either the application of accounting principles to a completed transaction or the type of audit that might be reached on the Company's financial statements.

       The Company anticipates that representatives of Ernst & Young, LLP will participate in the annual meeting of stockholders, may make a statement if they desire to do so, and will be available to respond to appropriate questions concerning the Company's financial statements.

       AUDIT FEES. The aggregate fees billed by Ernst & Young, LLP for professional services rendered in connection with their audit of our financial statements included in our Annual Report on Form 10-K for our fiscal year ended September 20, 2001, and their review of out interim financial statements included in our Quarterly Reports on Form 10-Q during the year, were $123,223.

       FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. We did not engage Ernst & Young LLP to provide any professional services during 2001 in connection with financial systems design or implementation.

       ALL OTHER FEES. We did not engage Ernst & Young to provide any other professional services during fiscal 2001.

       The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Under Section 16(a) of the Securities Exchange Act of 1934, directors, certain officers, and beneficial owners of 10% or more of any class of the Company's stock ("Reporting Persons") are required from time to time to file with the Securities and Exchange Commission reports of beneficial ownership and changes of beneficial ownership of the Company's common stock. Reporting persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of forms and written representations received from Reporting Persons by it with respect to the fiscal year ended September 30, 2001, the Company believes that all filing requirements applicable to the Company's officers, directors and greater than 10% stockholders have been met.

OTHER MATTERS

       The board of directors does not know of any other matters that may come before the meeting; however, if any other matters are properly presented to the meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their best judgment on such matters.

       We expect to hold our 2003 annual meeting on or about August 16, 2003. A stockholder who intends to present a proposal at the 2003 annual meeting of stockholders for inclusion in the Company's 2003 proxy statement relating to that meeting must submit such proposal by April 17, 2003. For the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and comply with certain procedures established by the Securities and Exchange Commission, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to the Company's principal executive office, at the address stated herein, and should be directed to the attention of the General Counsel.

       Stockholders that intend to present a proposal that will not be included in the proxy statement for the Company's 2003 annual meeting must give written notice of a stockholder's intent to submit such a proposal on or about July 1, 2003. The notice submitted by a stockholder should include a statement that the proponent intends to solicit the necessary percentage of stockholder votes to carry the proposal supported by evidence that the stated percentage will actually be solicited.

       The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, has already been furnished to stockholders of record on July 1, 2002, or is being furnished with this Proxy Statement and has been filed with the Securities and Exchange Commission in Washington, D.C.

                                        By Order of the Board of Directors




                                        JACK W. SCHULER
Dated: June 28, 2002                    Chairman of the Board of Directors

                       3CI COMPLETE COMPLIANCE CORPORATION
              PROXY-ANNUAL MEETING OF STOCKHOLDERS-AUGUST 16, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         PLEASE MARK, SIGN, DATE, AND RETURN IN THE ENCLOSED ENVELOPE.


      The undersigned stockholder of 3CI Complete Compliance Corporation ("the Company") hereby appoints Otley L. Smith, Mark C. Miller, Frank J.M. ten Brink, or any of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution to vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on Friday, August 16, 2002 at 8:00 A.M, central time, at the Hawthorne Suites, 975
N. Lakeview Parkway, Meeting Room 1, Vernon Hills, Illinois, and at any adjournment thereof, all of the shares of the Company's common stock in the name of the undersigned or which the undersigned may be entitled to vote.

1.    ELECTION OF DIRECTORS

      The nominees for directors are: Jack W. Schuler, Mark C. Miller, Frank J.M. ten Brink, Anthony J. Tomasello, Otley L. Smith, Robert W. Waller, and David J. Schoonmaker.

                                          FOR     WITHHOLD
            1.  Jack W. Schuler           [ ]       [ ]

            2.  Mark C. Miller            [ ]       [ ]

            3.  Frank J.M. ten Brink      [ ]       [ ]

            4.  Anthony J. Tomasello      [ ]       [ ]

            5.  Otley L. Smith            [ ]       [ ]

            6.  Robert W. Waller          [ ]       [ ]

            7.  David J. Schoonmaker      [ ]       [ ]


2. To consider and act upon any other matter that may properly come before the meeting or any adjournment thereof, all as more particularly described in the Proxy Statement dated June 28, 2002, relating to such meeting.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees listed in the Election of Directors.


            (THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith.


Dated:_________________________, 2002


                                            ____________________________________
                                            Stockholder's Signature



                                            ____________________________________
                                            Signature if held jointly


                                            Signature should agree with the name
                                            printed hereon. If stock is held in
                                            the name of more than one person,
                                            EACH joint owner must sign.
                                            Executors, administrators, trustees,
                                            guardians and attorneys should
                                            indicate the capacity in which they
                                            sign. Attorneys should submit powers
                                            of attorney.